Regency Energy Partners LP
Citi MLP/Midstream Infrastructure Conference
August 21-22, 2013



Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Investment Highlights

- **Integrated midstream portfolio**
  - Diverse portfolio of services provides attractive options for producers
  - Assets strategically positioned to benefit from growing drilling activity in liquids-rich plays
- **Significant organic growth and acquisition history**
  - Completed more than $4.3 billion in acquisitions and $3.0 billion of organic growth projects since IPO[1]
- **Visibility for continued growth**
  - Nearly $500 million in organic growth projects currently under construction
  - $800 million in organic growth capital investments planned for 2013[2]
- **Stable cash flows**
  - Diversity of business mix reduces volatility and provides more predictable cash flow stream
  - Already began hedging a portion of natural gas, condensate and NGL exposure associated with recently acquired SUGS assets
- **Strong balance sheet**
  - Approximately $850 million in liquidity as of June 30, 2013
- **Experienced management team and supportive general partner**
  - Committed to growing distributions

1. Organic growth projects include $800 million in capital expected to be spent by year-end 2013; including expenditures related to recently acquired SUGS assets
2. Includes expenditures for projects currently under construction

Integrated Midstream Platform

- Regency's diverse portfolio of services generates solid results while offering complete midstream services to producers



Natural Gas Services
Natural Gas Production
Contract Services (compression & treating)
Gathering & Dehydration
Processing & Treating
Residue Gas
Natural Gas Transportation
Utilities
Residential
Industrial
Raw NGL Mix
NGL Logistics
NGL Transportation
NGL Fractionation
Ethane
Propane
Butanes
Pentanes +
NGL Storage & Distribution
Chemical Plants
Refineries
Propane Distributors
Marketing

Year-to-Date Performance

➤ Regency's year-to-date performance is primarily due to volume growth, increased demand for NGL logistics in liquids-rich areas and the acquisition of SUGS on April 30,2013

Adjusted EBITDA



$ in millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$134
$115
$114
$116
$127
$159
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013[1]

Gathering & Processing Throughput



Throughput MMBtu/d (000's)
NGL Gross Production Bbl/d (000's)
1,366
1,359
1,442
1,488
1,509
2,194
38
37
36
40
43
90
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013[1]
Gathering & Processing Throughput
NGL Gross Production

➤ Second-quarter 2013 DCF increased 40% to $101 million and coverage improved to 1.0x compared to the second quarter of 2012

Regency is poised for DCF/unit growth

1 Q2 2013 volumes based on average of May and June volumes, including SUGS

➢ Diversified asset portfolio is strategically positioned to benefit from drilling activity in liquids-rich plays

Asset Summary[1]	
Gathering Pipeline (miles)	11,945
Treating/Processing Plants[2]	24
Transportation Pipeline (miles)[3]	960
Contract Compression (HP)	938,000
NGL Transportation (miles)[4]	1,740
NGL Fractionation (Bbls/d)[4]	125,000
NGL Storage (MMBbls/d)[4]	47


MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)*
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
SUGS Pipeline
SUGS Treating/Processing Facility
Regency Corporate Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via joint venture interest

1 As of 6/30/13
2 Operated within Regency's Gathering & Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest, and MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Via Lone Star Joint Venture, in which Regency has a 30% interest

Recently Completed Expansions

Project	RGP Growth Capital ($ in millions)	Contract Type	Estimated Completion Date
Ranch JV Processing Facility[1]	$33	Fee-based 10-year terms	Refrigeration Plant – Operational as of June 2012 Cryogenic Processing Plant – Operational December 2012
Lone Star Gateway NGL Pipeline[2]	$275	Fee-based 15-year terms	In service December 2012
Lone Star Fractionator 1[2]	$118	Fee-based 10-year terms	In Service December 2012
Tilden Treating Plant Expansion	$40	Fee-based with acreage dedication	Online January 2013
Edwards Lime JV Gathering System Expansion[1]	$90	Fee-based with reservation fees 15-year terms	Online July 2013
Dubach Expansion	$75	Fee-based with acreage dedication	JT Plant – In service November 2012 Cryogenic Processing Plant – In service June 2013
Red Bluff Expansion[4]	$330	Primarily POP with some opportunities to utilize fee-based	In service August 2013
Eagle Ford Expansion	$490	Fee-based 20-year terms	Ongoing; Final Completion Early 2014
Total Growth Capital	**$1,451**		

Regency is already seeing the benefit from the ramp up of its recently completed growth projects

1. Represents Regency's 33.33% share
2. Represents Regency's 30% share
3. Represents Regency's 60% share
4. Represents total project costs. Regency's expected costs since April 30, 2013 are expected to be $69 million

Major Expansions Under Construction

Project	RGP Growth Capital ($ in millions)	Contract Type	Completion Date
Dubberly Expansion	$65	Fee-based with acreage dedication	December 2013
Lone Star Fractionator 2[1]	$105	Fee-based 10-year terms	Q4 2013
WTX Expansion 2[2]	$230	Primarily POP with some opportunities to utilize fee-based	Mid-to-late 2014
Mariner South Pipeline	$70	Fee-based	Q1 2015
Total Growth Capital	**$470**		

1. Represents Regency's 30% share
2. Represents total project costs. Regency's expected costs since April 30, 2013, is expected to be $183 million

Gathering & Processing Opportunities

REGENCY ENERGY PARTNERS



Bone Spring/Permian

- Newly combined assets of Regency/SUGS are well positioned to access current and geographically expanding Delaware Basin activity in the Wolfcamp, Bonespring and Avalon formations
- Additional 200 MMcf/d Red Bluff processing plant came online in early August and will accommodate existing volumes and continued growth
- New capacity will utilize NGL takeaway through Lone Star's new NGL pipeline and fractionation facilities

Cotton Valley

- Laying 400 MMcf/d capacity pipeline to connect our Dubach Plant to our 200 MMcf/d Dubberly Plant to access additional processing capacity for the growing Brown Dense and Cotton Valley volumes

Eagle Ford Shale

- Location of our Fashing[1] and Tilden treating facilities provide a unique opportunity to offer sour gas treating services in the Eagle Ford Shale, creating opportunities to attract additional processable gas from the region
- Continue to see increased in-field drilling around the Eagle Ford Expansion Project
- Edwards Lime Joint Venture expansion came online in July 2013

Recently completed growth projects are laying the foundation for additional expansions to meet growing producer demand in our various operating areas

1 Held within Edwards Lime Joint Venture

Lone Star Opportunities



West Texas Gateway NGL Pipeline

- 209,000 Bbls/d pipeline is providing new liquid takeaway to the Permian Basin and Eagle Ford Shale and allowing for the development of rich gas and oil reserves and new processing facilities

Frac 1 & 2

- Completed construction of first 100,000 Bbls/d fractionator at Mont Belvieu
- Currently constructing second 100,000 Bbls/d fractionator at Mont Belvieu

Mariner South

- Project will integrate SXL's Nederland Terminal and pipeline with Lone Star's Mont Belvieu fractionation and storage facilities
- 100,000 Bbls/d de-ethanizer to convert propane to international specifications

MAP LEGEND

- Compression & Treating Operating Base
- Gathering System
- Regency Intrastate Gas System (RIGS)*
- Lone Star NGL*
- Midcontinent Express Pipeline*
- Regency Regional Offices
- SUGS Pipeline
- SUGS Treating/Processing Facility
- Regency Corporate Headquarters
- Regency Gas Treating/Processing Facility
- Lone Star NGL Facility*

*Via joint venture interest

2013 Opportunities

- Recently announced propane export project
- Mont Belvieu assets (Fractionation, storage and purity product transportation) are positioned to further expand
- Evaluating opportunities to further expand NGL transport capacity from the Permian Basin
- Working to optimize storage mix at Mont Belvieu
- Pursuing expansion opportunities for the Refinery Services business to help refiners maximize operations

Expect Lone Star's EBITDA to increase significantly as projects come online and volumes ramp up in 2013 and 2014

Contract Services Opportunities

- Revenue generating horsepower increased to 938,000 and utilization was 95% for the second quarter of 2013, compared to 825,000 and 84% for the second quarter of 2012, respectively

Contract Compression Growth Opportunities

- New opportunities driving increased capex spending for compression due to continued strong demand
- larger gas-lift opportunities and turn-key facility installations, including for compression and production facilities
- Have approximately 90,000 horse power booked to be set for the remainder of 2013

Contract Treating Growth Opportunities

- Bookings for coolers and fuel gas conditioning skids were strong in the second quarter
- Remain very encouraged about additional treating opportunities in 2013 and 2014



Marcellus/Utica
Niobrara
Barnett/Haynesville
Fayetteville
Granite Wash
Permian/Avalon/ Bone Spring
Eagle Ford
Gulf Coast

Maintain Stable Cash Flows

REGENCY ENERGY PARTNERS

- Acquisition of the SUGS assets significantly increases the scope of Regency's core gathering and processing business in one of the top oil-producing basins in the U.S.

Adjusted Total Segment Margin

2012 | **Full- Year 2013 Target**



9%
8%
83%
10%
20%
70%
Fee-based
Hedged Commodity
Un-hedged Commodity

Adjusted Total Segment Margin by Business

2012 | **Estimated 2013**



25%
36%
11%
28%
21%
47%
12%
20%
Gathering and Processing
Natural Gas Transportation
NGL Logistics
Contract Services

2013 Objectives

    

Execution	Invest In Future Growth	Leverage Integrated Midstream Platform	Maintain Stable Cash Flows	Prudent Balance Sheet Management

• Successfully integrate SUGS assets
  • Meet/exceed synergy targets
  • Achieve growth and performance expectations
• Successfully execute on organic growth projects
  • Complete on time and on budget
  • Achieve performance expectations
	• Utilize integrated platform of assets to capture additional capital investment opportunities
	• Pursue strategic acquisition opportunities to expand portfolio and diversity into new plays
		• Offer fully integrated midstream services to customers
		• Leverage expertise between business segments
		• Ability to package services utilizing all business segments creates new growth opportunities
			• Maintain high percentage of fee-based cash flows
			• Strategically target growth opportunities backed by fee-based commitments
			• Mitigate a substantial portion of commodity risk with a strategic hedging program
				• Maintain leverage ratio near 4.0x
				• Maintain ample liquidity to fund organic growth projects
				• Focus on achieving investment grade metrics[1]

Regency is well positioned to increase distributions

1 Investment grade ratings and the applicable criteria are solely determined by the rating agencies

Appendix



Maintain Stable Cash Flows: DCF Sensitivities

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes – Balance of 2013[1]

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (12)M	$ (8)M	$ (4)M
Flat	$ (4)M	$ 0	$ 4M
Increase $1.00	$ 4M	$ 8M	$ 12M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $4 million change in Regency's forecasted 2013 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $8 million change in Regency's forecasted 2013 DCF

1 As of June 30, 2013; Inclusive of SUGS as of April 30, 2013

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product[1]		
	Balance of 2013	Full Year 2014
Natural Gas/Ethane	44%	40%
Propane	75%	20%
Normal Butane	73%	11%
C5+/Condensate	79%	49%

1 As of August 15,2013. Based on exposures as of Q2 2013

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product[1]				
	Balance of 2013		Full Year 2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Propane	2,650	$0.93	700	$0.93
Normal Butane	975	$1.39	150	$1.54
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	2,300	$96.93	1,426	$92.70
Cushing to Midland Basis	1,000	(0.35)	-	-
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas (Henry Hub)	23,000	$3.86	17,000	$4.13
Natural Gas (Permian)	15,000	$4.35	15,000	$4.22

1 As of August 15,2013. Based on exposures as of Q2 2013

Non-GAAP Reconciliation

	Three Months Ended June 30, 2013		Three Months Ended June 30, 2012	
	($ in millions)			
Net income	$	20	$	29
Add (deduct):				
Interest expense, net		41		28
Depreciation and amortization		63		45
Income tax expense (benefit)		-		-
EBITDA (1)	$	124	$	102
Add (deduct):				
Partnership's interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)		60		60
Income from unconsolidated affiliates		(32)		(34)
Non-cash gain from commodity and embedded derivatives		(4)		(22)
Other income, net		11		9
Adjusted EBITDA	$	159	$	115
(1) Earnings before interest, taxes, depreciation and amortization				
(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income	$	18	$	26
Add (deduct):				
Depreciation and amortization		9		9
Interest expense, net		-		-
Adjusted EBITDA	$	27	$	35
Average ownership interest		49.99%		49.99%
Partnership's interest in Adjusted EBITDA	$	13	$	17
(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income	$	21	$	21
Add (deduct):				
Depreciation and amortization		17		17
Interest expense, net		13		13
Adjusted EBITDA	$	51	$	51
Average ownership interest		50.00%		50.00%
Partnership's interest in Adjusted EBITDA	$	26	$	26
(4) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income	$	44	$	41
Add (deduct):				
Depreciation and amortization		20		13
Other expenses, net		1		(1)
Adjusted EBITDA	$	65	$	53
Average ownership interest		30.00%		30.00%
Partnership's interest in Adjusted EBITDA	$	20	$	16
(5) 100% of Ranch Joint Venture's Adjusted EBITDA is calculated as follows:				
Net income (loss)	$	1	$	-
Add (deduct):				
Depreciation and amortization		1		-
Adjusted EBITDA	$	2	$	-
Average ownership interest		33.33%		33.33%
Partnership's interest in Adjusted EBITDA	$	1	$	-

1 Historical results have not been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities

Non-GAAP Reconciliation[1]

	Three Months Ended				
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
			($ in millions)		
Net income (loss)	$ (5)	$ (9)	$ (1)	$ 29	$ 29
Add:					
Interest expense, net	37	36	28	28	30
Depreciation and amortization	48	59	46	45	51
Income tax expense (benefit)	(2)	1	-	-	-
EBITDA (1)	$ 78	$ 87	$ 73	$ 102	$ 110
Add (deduct):					
Non-cash (gain) loss from commodity and embedded derivatives	18	(2)	7	(22)	(2)
Unit-based compensation expenses	2	1	1	2	1
Loss (gain) on asset sales, net	1	1	-	2	-
Income from unconsolidated affiliates	(35)	(27)	(21)	(34)	(32)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	63	57	54	59	57
Loss on debt refinancing, net	-	-	-	8	-
Other income, net	(1)	(1)	-	(2)	(1)
Adjusted EBITDA	$ 126	$ 116	$ 114	$ 115	$ 133

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 20	$ 14	$ 7	$ 26	$ 23
Add (deduct):					
Depreciation and amortization	9	9	9	9	9
Interest expense, net	-	1	-	1	-
Loss on sale of asset, net	-	-	1	-	-
Impairment of property, plant and equipment	-	8	14	-	-
Other expense, net	-	1	-	-	-
Adjusted EBITDA	$ 29	$ 33	$ 31	$ 36	$ 32
Ownership interest	49.99%	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 14	$ 16	$ 15	$ 18	$ 16

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 21	$ 21	$ 21	$ 20	$ 21
Add:					
Depreciation and amortization	17	17	17	18	17
Interest expense, net	13	13	13	13	13
Adjusted EBITDA	$ 51	$ 51	$ 51	$ 51	$ 51
Ownership interest	50%	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 26	$ 26	$ 26	$ 26	$ 26

We acquired a 49.9% interest in MEP Joint Venture in May 2010.

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net income	$ 54	$ 37	$ 31	$ 41	$ 38
Add (deduct):					
Depreciation and amortization	20	14	13	13	12
Other (income) expense, net	1	-	-	(1)	1
Adjusted EBITDA	$ 75	$ 51	$ 44	$ 53	$ 51
Ownership interest	30%	30%	30%	30%	30%
Partnership's interest in Adjusted EBITDA	$ 23	$ 15	$ 13	$ 16	$ 15

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Net loss	$ -	$ (1)	$ (1)	$ -	$ -
Add (deduct):					
Depreciation and amortization	1	1	-	-	-
Other income, net	-	-	-	-	-
Adjusted EBITDA	$ 1	$ -	$ (1)	$ -	$ -
Ownership interest	33%	33%	33%	33%	33%
Partnership's interest in Adjusted EBITDA	$ 0	$ -	$ (0)	$ -	-

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

1 Historical results have not been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities

Non-GAAP Reconciliation[1]

	Three Months Ended				
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
			($ in millions)		
Net income	$ (5)	$ (9)	$ (1)	$ 29	$ 29
Add (deduct):					
Operation and maintenance	45	45	41	39	41
General and administrative	17	16	15	16	16
Loss (gain) on asset sales, net	1	1	-	2	-
Depreciation and amortization	48	59	46	45	51
Income from unconsolidated affiliates	(35)	(27)	(21)	(34)	(32)
Interest expense, net	37	36	28	28	30
Loss on debt refinancing, net	-	-	-	8	-
Other income and deductions, net	14	(4)	(1)	(8)	(17)
Income tax expense (benefit)	(2)	1	-	-	-
Total Segment Margin	120	118	107	125	118
Non-cash loss (gain) from commodity derivatives	4	2	9	(14)	(2)
Segment margin related to the noncontrolling interest	(2)	(2)	(1)	(1)	(1)
Segment margin related to our ownership percentage in Ranch JV	1	-	-	-	-
Adjusted Total Segment Margin	$ 123	$ 118	$ 115	$ 110	$ 115
Gathering and Processing Segment Margin	$ 71	$ 69	$ 60	$ 79	$ 71
Non-cash loss (gain) from commodity derivatives	4	2	9	(14)	(2)
Segment margin related to the noncontrolling interest	(2)	(2)	(1)	(1)	(1)
Segment margin related to our ownership percentage in Ranch JV	1	-	-	-	-
Adjusted Gathering and Processing Segment Margin	74	69	68	64	68
Natural Gas Transportation Segment Margin	-	-	-	1	1
Contract Services Segment Margin	47	50	47	45	47
Corporate Segment Margin	5	5	5	5	4
Inter-segment Eliminations	(3)	(6)	(5)	(5)	(5)
Adjusted Total Segment Margin	$ 123	$ 118	$ 115	$ 110	$ 115

1 Historical results have not been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities

Non-GAAP Reconciliation

Haynesville Joint Venture	Three Months Ended June 30, 2013		Three Months Ended June 30, 2012	
	($ in millions)			
Net income	$	18	$	26
Add:				
Operation and maintenance		5		5
General and administrative		4		5
Gain on asset sales, net		-		-
Depreciation and amortization		9		9
Interest expense, net		-		-
Other income and deductions, net		1		-
Total Segment Margin	$	37	$	45

Lone Star Joint Venture	Three Months Ended June 30, 2013		Three Months Ended June 30, 2012	
	($ in millions)			
Net income	$	45	$	41
Add:				
Operation and maintenance		26		15
General and administrative		4		4
Depreciation and amortization		20		13
Tax expense		1		-
Other income and deductions, net		-		(2)
Total Segment Margin	$	96	$	71

MEP Joint Venture	Three Months Ended June 30, 2013		Three Months Ended June 30, 2012	
	($ in millions)			
Net income	$	21	$	20
Add:				
Operation and maintenance		4		4
General and administrative		7		7
Depreciation and amortization		17		17
Interest expense, net		13		13
Other income and deductions, net		-		-
Total Segment Margin	$	62	$	61

Ranch Joint Venture	Three Months Ended June 30, 2013		Three Months Ended June 30, 2012	
	($ in millions)			
Net income (loss)	$	1	$	-
Add:				
Operation and maintenance		1		-
General and administrative		-		-
Gain on asset sales		-		-
Depreciation and amortization		1		-
Tax expense		-		-
Total Segment Margin	$	3	$	-

*Ranch Joint Venture's Refrigeration Processing Plant started its operation in June 2012 and the full facility began operations in December 2012.

Non-GAAP Reconciliation

	Three Months Ended June 30, 2013	2012
	($ in millions)	
Net cash flows provided by operating activities	$ 112	$ 53
Add (deduct):		
Depreciation and amortization, including debt issuance cost, bond premium and excess fair value of unconsolidated affiliates amortization	(68)	(70)
Income from unconsolidated affiliates	31	34
Derivative valuation change	1	15
Loss on asset sales, net	(1)	(2)
Unit-based compensation expenses	(1)	(1)
Cash flow changes in current assets and liabilities:		
Trade accounts receivables, accrued revenues, and related party receivables	27	(25)
Other current assets and other current liabilities	137	8
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	(57)	37
Distributions of earnings received from unconsolidated affiliates	(35)	(34)
Other assets and liabilities	(135)	13
Net (Loss) Income	**$ 11**	**$ 28**
Add:		
Interest expense, net	41	28
Depreciation and amortization	68	69
EBITDA	**$ 120**	**$ 125**
Add (deduct):		
Partnership's interest in unconsolidated affiliates' adjusted EBITDA	60	60
Income from unconsolidated affiliates	(31)	(34)
Non-cash loss (gain) from commodity and embedded derivatives	(4)	(22)
Other income, net	10	9
Adjusted EBITDA[1]	**$ 155**	**$ 138**
Add (deduct):		
Interest expense, excluding capitalized interest	(46)	(41)
Maintenance capital expenditures	(13)	(7)
SUGS Contribution Agreement adjustment *	9	(23)
Proceeds from asset sales	5	7
Other adjustments	(9)	(2)
Distributable cash flow	**$ 101**	**$ 72**

* Includes an adjustment to DCF related to the historical SUGS operations for the time period prior to the Partnership's acquisition.

1 Historical results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities